                                                                   EXHIBIT 99.10

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $729,489,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               SEPTEMBER 27, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                SERIES 2004-OPT1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                                745,265,184
                                             (deal as a whole)
                                Wtd Avg          Percent of     Wtd Avg          Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Current Balance   Current Balance    GWAC     % MI    FICO      DTI
--------  ---------  -----  ---------------  -----------------  -------  ------  -------  -------
  500        524     > 65%    149,508.04           7.44         7.79459   82.95   512.77    40.17
  525        549     > 65%    158,216.97           9.11         7.70047   90.26   537.25    39.61
  550        574     > 65%    162,283.73           8.82         7.42878   84.78   562.13    38.97
  575        599     > 70%    165,100.47          10.08         7.09360   91.33   587.76    39.18
  600        624     > 70%    148,997.41          12.60         6.76900   92.58   611.61    38.32
  625        649     > 70%    160,024.96          12.54         6.64763   98.33   637.13    39.05
  650        674     > 80%    185,986.06           4.32         6.76256   99.13   660.56    39.13
  675        699     > 80%    178,851.07           2.57         6.78521   99.69   685.37    40.79
  700        724     > 80%    177,127.47           1.93         6.98797  100.00   710.39    38.36
  725        749     > 85%    206,379.52           1.08         7.24272  100.00   736.87    39.09
  750        774     > 85%    239,395.89           0.51         7.08418  100.00   756.89    41.65
  775        799     > 85%    218,797.31           0.18         7.43737  100.00   784.68    34.48
  800        max     > 85%    231,074.64           0.09         6.32052  100.00   801.47    29.25

Wtd Avg
  LTV     % SFD  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------   -----  -----  -----------  ----------  ---------  ------------  ----------
  77.77   88.19   6.20      98.16       72.50       1.29        26.20         0.00
  78.55   82.30   8.52      97.62       72.68       1.55        25.76         0.00
  78.71   80.63   6.14      97.02       59.15       1.37        39.49         0.00
  82.56   76.72   7.87      95.02       69.73       0.26        30.00         0.00
  82.88   75.74   7.99      94.75       74.78       0.53        24.69         0.00
  83.71   71.07   9.23      91.77       63.52       0.81        35.67         0.00
  89.04   71.28   3.27      93.92       58.24       0.00        41.39         0.00
  90.27   70.33   5.90      83.96       57.76       0.48        39.62         0.00
  89.77   59.17   5.48      79.93       37.60       0.00        54.68         0.00
  91.81   41.03   2.74      66.33       32.61       0.00        65.71         0.00
  90.18   36.16   7.48      61.30       28.88       0.00        62.47         0.00
  91.23   39.23   0.00      39.23       30.72       0.00        69.28         0.00
  89.16   28.24   0.00     100.00       28.24       0.00        71.76         0.00

                               Wtd Avg           Percent of     Wtd Avg          Wtd Avg  Wtd Avg
LTV Low   LTV High    DTI   Current Balance   Current Balance    GWAC     % MI    FICO      DTI
--------  ---------  -----  ---------------  -----------------  -------  ------  -------  -------
   60%       64%     > 50%    149,508.04           0.41         7.79459   82.95   512.77    40.17
   65%       69%     > 50%    158,216.97           0.46         7.70047   90.26   537.25    39.61
   70%       74%     > 50%    162,283.73           0.78         7.42878   84.78   562.13    38.97
   75%       79%     > 50%    165,100.47           1.07         7.09360   91.33   587.76    39.18
   80%       84%     > 50%    148,997.41           1.57         6.76900   92.58   611.61    38.32
   85%       89%     > 50%    160,024.96           0.47         6.64763   98.33   637.13    39.05
   90%       94%     > 50%    185,986.06           0.58         6.76256   99.13   660.56    39.13
   95%       99%     > 50%    178,851.07           0.12         6.78521   99.69   685.37    40.79
  100%       max     > 50%    177,127.47           5.46         6.98797  100.00   710.39    38.36

Wtd Avg
  LTV     % SFD  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------   -----  -----  -----------  ----------  ---------  ------------  ----------
  77.77   88.19   6.20      98.16       72.50       1.29        26.20         0.00
  78.55   82.30   8.52      97.62       72.68       1.55        25.76         0.00
  78.71   80.63   6.14      97.02       59.15       1.37        39.49         0.00
  82.56   76.72   7.87      95.02       69.73       0.26        30.00         0.00
  82.88   75.74   7.99      94.75       74.78       0.53        24.69         0.00
  83.71   71.07   9.23      91.77       63.52       0.81        35.67         0.00
  89.04   71.28   3.27      93.92       58.24       0.00        41.39         0.00
  90.27   70.33   5.90      83.96       57.76       0.48        39.62         0.00
  89.77   59.17   5.48      79.93       37.60       0.00        54.68         0.00

                               Wtd Avg           Percent of     Wtd Avg          Wtd Avg  Wtd Avg
DTI Low   DTI High   FICO   Current Balance   Current Balance    GWAC     % MI    FICO      DTI
--------  ---------  -----  ---------------  -----------------  -------  ------  -------  -------
   20%       24%     < 525    112,144.91           0.35         7.67789   80.78   516.41    22.74
   25%       29%     < 550    114,438.21           1.54         8.09417   87.41   526.01    27.79
   30%       34%     < 575    150,917.94           4.62         7.59062   85.43   540.01    32.62
   35%       39%     < 600    157,087.26           7.99         7.51455   87.29   555.30    37.53
   40%       44%     < 625    163,686.29          14.06         7.18959   88.91   572.17    42.67
   45%       49%     < 650    171,973.30          15.99         7.09980   72.17   578.34    47.35
   50%       54%     < 675    188,524.62           4.91         6.95006   56.92   577.28    51.35
   55%       max     < 700    156,437.59           0.46         7.63042   53.61   541.26    57.46

Wtd Avg
  LTV    % SFD   % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only
-------  ------  -----  -----------  ----------  ---------  ------------  ----------
  71.32  100.00   0.00     100.00       71.34       2.57        26.09         0.00
  73.54   90.37   4.24      98.09       80.77       2.47        16.76         0.00
  73.78   87.78   5.47      97.21       64.48       1.63        33.89         0.00
  75.05   81.96   7.61      96.83       63.08       0.63        36.29         0.00
  77.03   79.28   6.75      96.22       62.63       0.62        36.75         0.00
  77.06   73.03   8.33      94.28       67.84       1.06        31.10         0.00
  76.44   70.28   4.97      94.33       73.42       1.08        25.50         0.00
  71.36   63.94   8.26      98.20       69.85       0.00        30.15         0.00

LIMITED AND STATED DOC

                               Wtd Avg           Percent of     Wtd Avg          Wtd Avg  Wtd Avg
FICO Low  FICO High         Current Balance   Current Balance    GWAC     % MI    FICO      DTI
--------  ---------         ---------------  -----------------  -------  ------  -------  -------
  500        524               80,034.73           2.61         9.21196   31.38     0.00    40.92
  525        549              178,209.71           3.27         7.83072   61.27   511.55    41.13
  550        574              187,447.22           4.74         7.78364   64.69   538.00    40.47
  575        599              191,930.85           4.61         7.44913   62.01   561.50    39.93
  600        624              188,855.10           4.20         7.10062   73.30   587.25    37.97
  625        649              187,431.24           5.54         6.91025   82.13   612.99    38.13
  650        674              194,755.87           5.24         6.74143   90.40   637.08    39.81
  675        699              205,578.66           2.97         6.57576   93.78   662.03    39.90
  700        724              206,989.22           2.32         6.54765   96.27   685.50    39.36
  725        749              189,677.02           1.36         6.74689   94.88   711.10    37.92
  750        774              224,495.38           0.76         7.00464   96.82   736.75    39.80
  775        799              282,311.67           0.19         6.71665   87.57   758.06    42.40
  800        max              175,755.23           0.08         7.23082   96.58   787.73    35.56

Wtd Avg
  LTV     % SFD   % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only  % CA    % NY   % FL
-------   ------  -----  -----------  ----------  ---------  ------------  ----------  -----   -----  -----
  62.13   100.00  0.00     100.00        0.00       0.00        100.00        0.00      0.00    0.00  31.38
  71.66    87.66  5.57      97.80        0.00       4.33         95.67        0.00     25.23   17.74  10.42
  72.13    78.32  6.37      96.61        0.00       5.60         94.40        0.00     31.36   17.02   8.45
  71.68    77.78  4.06      96.79        0.00       2.54         97.46        0.00     25.15   21.38   5.55
  71.88    79.86  5.94      90.00        0.00       0.78         99.22        0.00     16.21   19.08   6.66
  76.86    76.03  5.68      87.44        0.00       1.78         98.22        0.00     15.78   17.99  10.24
  79.30    71.52  7.41      84.85        0.00       1.83         98.17        0.00     22.14   20.79   8.15
  78.58    60.56  6.51      91.15        0.00       1.48         98.52        0.00     13.66   21.49   6.85
  79.69    61.46  3.88      77.25        0.00       0.75         99.25        0.00     17.46   22.71   3.74
  80.49    53.71  2.04      76.50        0.00       0.52         99.48        0.00     21.72   26.38   2.58
  83.22    39.97  2.18      70.48        0.00       2.55         97.45        0.00     16.83   28.24   2.67
  80.62    40.66  0.00      72.23        0.00       0.00        100.00        0.00     14.70   49.65   3.24
  84.35    55.81  0.00      52.38        0.00       0.00        100.00        0.00     20.06    4.67   0.00